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                                  EXHIBIT 10.6

                 COMPENSATION AGREEMENT BETWEEN THE COMPANY AND
                     WENTHUR & CHACHAS DATED JULY 22, 1996.
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                             COMPENSATION AGREEMENT


        This Compensation Agreement is effective as of July 22, 1996, and is by and between Wenthur & Chachas and Sionix Corporation, a Utah Corporation, hereinafter ("Sionix").


                                    RECITALS

        A. Whereas, on June 6, 1996, Sionix entered into an agreement with Wenthur & Chachas wherein Sionix agreed to make monthly payments against the balance of its bill for legal services rendered.

        B. Whereas, Sionix has been unable to meet the agreed upon monthly payments and Wenthur & Chachas has continued to provide general, corporate and securities legal services to Sionix.

        C. Whereas, as of July 22, 1996, Sionix was indebted to and owed Wenthur & Chachas the sum of $45,000.00, as shown on invoice no. 16833, for bona fide legal services provided by Wenthur & Chachas to Sionix.

        D. Whereas, Sionix acknowledges receipt of legal services and acknowledges that it is indebted to Wenthur & Chachas for said amount.

        E. Whereas, Sionix desires to issue to Wenthur & Chachas as full payment for all legal services through July 22, 1996, of $45,000 as shown on invoice no. 16833, and for services in connection with the completion and filing of an S-8 Registration Statement and preparation, 45,000 shares of the Common Stock of Sionix Corporation, to be issue under an effective registration statement filed on Form S-8, with the Securities Exchange Commission.

        G. Whereas, Wenthur & Chachas agrees to accept as full payment for legal services provided through July 22, 1996, and for services in connection with the completion and filing of an S-8 Registration Statement and preparation, 45,000 shares of Sionix Corporation Common Stock provided that such shares are free trading and issued under and effective registration statement filed by Sionix on Form S-8 with the Securities and Exchange Commission.

        H. Whereas, Sionix and Wenthur & Chachas further desire to set forth and provide herein for the issuance of additional shares as additional legal services are provided to Sionix.

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                                   AGREEMENT

        NOW WHEREFORE SIONIX AGREES AS FOLLOWS:


        1. Sionix hereby acknowledges and agrees that it has been unable to meet the requisite monthly payments to Wenthur & Chachas as required in the June 6, 1996 Agreement.

        2. Sionix hereby acknowledges that it has received bona fide legal services from Wenthur & Chachas and as of July 22, 1996, as shown on invoice no. 16833 and the balance owing by Sionix to Wenthur & Chachas is $45,000, which sum is presently due and owing.

        3. Sionix agrees to issue, as full to pay for legal services provided by Wenthur & Chachas through July 22, 1996, in the amount of $45,000 as shown on invoice no.16833, and for services in connection with the completion and filing of an S-8 Registration Statement, 45,000 shares of the Common Stock of Sionix Corporation, to be issued to Wenthur & Chachas and/or its partners and associates as designated by Wenthur & Chachas.

        4. Sionix agrees that said shares shall be free trading shares and will be issued under an effective registration statement to be filed on Form S-8, with the Securities Exchange Commission no later that August 15, 1996. Sionix will bear all filing and registration fees associated with the filing of said S-8 Registration Statement.

        5. Wenthur & Chachas agrees to accept said 45,000 shares as full payment for past services provided to Sionix through July 22, 1996, and for services in connection with the completion and filing of the S-8 Registration Statement and preparation, subject to and conditioned upon said shares being free trading and issued under an effective registration statement to be filed by the Sionix no later than August 15, 1996.

        6. Sionix and Wenthur & Chachas further agree that as additional legal services are provided that additional shares of the Common Stock of Sionix may be issued under this Agreement, and accepted by Wenthur & Chachas for payment upon the mutual written consent and execution of an addendum to this Agreement.

        7. If any legal action is brought to enforce or interpret this Agreement Sionix agrees to pay all costs and attorneys fees incurred by Wenthur & Chachas.

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        8. By execution of this Agreement the executing party warrants that he or she has the requisite corporate authority to execute this Agreement and that the same has been approved by action of the Board of Directors.

        9. Sionix acknowledges that Sionix is freely and voluntarily executing this Agreement after having been advised to seek separate independent counsel of Sionix's choice for advise regarding the obligations of Sionix created by this Agreement and any other legal rights pertaining to this Agreement. Sionix has either been apprised of all relevant information and legal rights by legal counsel of its own choice or has voluntarily chosen not to seek the advised of independent counsel for advise relating to this Agreement. Sionix in executing this Agreement does not rely on any inducements, promises, or representations
made by the Wenthur & Chachas or George G. Chachas. [    ] Initials.

        10. This agreement shall be governed by and construed in accordance with the laws of the State of California.

        11. This Agreement may be executed in one or more counterparts, all of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

        12. It is expressly agreed that the parties may execute this Option via facsimile signature and such facsimile signature pages shall be treated as originals for all purposes.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date set forth below.


                                 SIONIX CORPORATION
                                 A UTAH CORPORATION

Dated:  July 22, 1996            /s/ Michael A. Taylor
                                 -------------------------------
                                 By:     Michael A. Taylor
                                 Title:  Chief Executive Officer



Dated:  July 22, 1996            /s/ Jack F. Moorehead
                                 -------------------------------
                                 By:     Jack F. Moorehead
                                 Title:  President

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                                 WENTHUR & CHACHAS


Dated:  July 22, 1996            /s/ George G. Chachas
                                 -------------------------------
                                 By:     George G. Chachas

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